EXHIBIT 10.36


         GUARANTY AGREEMENT (as amended, restated, supplemented or otherwise modified, this "GUARANTY" or this "AGREEMENT"), dated as of June 27, 2007, is made by TALON INTERNATIONAL, INC., a Delaware corporation, TAG-IT, INC., a California corporation, A.G.S. STATIONARY, INC., a California corporation, TAG-IT PACIFIC LIMITED, a Hong Kong corporation, TAG-IT PACIFIC (HK) LTD., a British Virgin Islands corporation, TAGIT de MEXICO, S.A. de C.V., TALON ZIPPER (SHENZHEN) COMPANY, LTD., a Chinese corporation, and TALON INTERNATIONAL PVT. LTD., an Indian corporation (each a "GUARANTOR" and collectively the "GUARANTORS"), in favor of BLUEFIN CAPITAL, LLC, a Delaware limited liability company (the "LENDER").

                              STATEMENT OF PURPOSE

         Pursuant to the terms of the Revolving Credit and Term Loan Agreement of even date herewith by and between Tag-It Pacific, Inc. (the "BORROWER") and the Lender (as same may be amended, modified, supplemented and/or restated from time to time, the "LOAN AGREEMENT"), the Lender has agreed to make Loans to the Borrower in the principal amount of up to $14,500,000 at any time outstanding, upon the terms and subject to the conditions set forth therein.

         Each of the Guarantors is a direct wholly-owned Subsidiary of the Borrower.

         The Borrower and the Guarantors, though separate legal entities, comprise one integrated financial enterprise, and the Loans will inure, directly or indirectly, to the benefit of each of the Guarantors.

         It is a condition precedent to the obligation of the Lender to make the Loans under the Loan Agreement that the Guarantors shall have executed and delivered this Guaranty to the Lender.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and to induce the Lender to enter into the Loan Agreement and to make the Loans thereunder, the Guarantors hereby agree with the Lender as follows:

                                    ARTICLE I

                                  DEFINED TERMS

         SECTION 1.1 DEFINITIONS. The following terms when used in this Guaranty shall have the meanings assigned to them below:

         "ADDITIONAL   GUARANTOR"   means  each  direct  or  indirect   Domestic
Subsidiary  of the  Borrower  which  hereafter  becomes a Guarantor  pursuant to
SECTION 4.17 hereof and SECTION 5.11 of the Loan Agreement.

         "APPLICABLE INSOLVENCY LAWS" means all Applicable Laws governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency,

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fraudulent  transfers or conveyances or other similar laws  (including,  without limitation, 11 U.S.C. Sections 544, 547, 548 and 550 and other "avoidance" provisions of Title 11 of the United States Code, as amended or supplemented).

         "GUARANTEED OBLIGATIONS" has the meaning set forth in SECTION 2.1.

         "GUARANTY"  means  this  Guaranty  Agreement,  as  amended,   modified,
supplemented and/or restated from time to time.

         SECTION 1.2 OTHER DEFINITIONAL PROVISIONS. Capitalized terms used and not otherwise defined in this Guaranty, including the preambles and recitals hereof, shall have the meanings ascribed to them in the Loan Agreement. In the event of a conflict between capitalized terms defined herein and in the Loan Agreement, the Loan Agreement shall control. The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and Section references are to this Guaranty unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Guarantor, shall refer to such Guarantor's Collateral or the relevant part thereof. The word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless otherwise specified.

                                   ARTICLE II

                                    GUARANTY

         SECTION 2.1 GUARANTY. Each Guarantor hereby, jointly and severally with the other Guarantors, unconditionally guarantees to the Lender and its successors, endorsees, transferees and assigns, the prompt payment and performance of all Obligations of the Borrower, whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether enforceable or unenforceable as against the Borrower, whether or not discharged, stayed or otherwise affected by any Applicable Insolvency Law or proceeding thereunder, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of the agreements and instruments evidencing such Obligations, including all renewals, extensions or modifications thereof (all such Obligations of the Borrower being hereafter collectively referred to as the "GUARANTEED OBLIGATIONS").

         SECTION 2.2 BANKRUPTCY LIMITATIONS ON GUARANTORS. Notwithstanding anything to the contrary contained in SECTION 2.1, it is the intention of each Guarantor and the Lender that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to any Guarantor or its assets, the amount of such Guarantor's obligations with respect to the Guaranteed Obligations shall be equal to, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of Applicable Insolvency Laws after giving effect to SECTION 2.3. To that end, but only in the event and to the extent that after giving effect to


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SECTION  2.3  such  Guarantor's  obligations  with  respect  to  the  Guaranteed
Obligations or any payment made pursuant to such Guaranteed Obligations would, but for the operation of the first sentence of this SECTION 2.2, be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws after giving effect to SECTION 2.3, the amount of such Guarantor's obligations with respect to the Guaranteed Obligations shall be limited to the largest
amount  which,  after  giving  effect  thereto,   would  not,  under  Applicable
Insolvency Laws, render such Guarantor's obligations with respect to the Guaranteed Obligations unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made pursuant to the Guaranteed Obligations exceeds the limitation of the first sentence of this SECTION 2.2 and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the Guaranteed Obligations as limited by the first sentence of this SECTION 2.2 shall in all events remain in full force and effect and be fully enforceable against such Guarantor. The first sentence of this Section 2.2 is intended solely to preserve the rights of the Lender hereunder against such Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither such Guarantor, the Borrower, any other Guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

         SECTION 2.3 AGREEMENTS FOR CONTRIBUTION.

                  (a) To the extent that any Guarantor is required, by reason of its obligations hereunder, to pay to the Lender an amount greater than the amount of value (as determined in accordance with Applicable Insolvency Laws) actually made available to or for the benefit of such Guarantor on account of the Loan Agreement, this Guaranty or any other Loan Document, such Guarantor shall have an enforceable right of contribution against the remaining Guarantors, and the remaining Guarantors shall be jointly and severally liable for repayment of the full amount of such excess payment. Subject only to the subordination provided in SECTION 2.3(D), such Guarantor further shall be subrogated to any and all rights of the Lender against the Borrower and the remaining Guarantors to the extent of such excess payment.

                  (b) To the extent that any Guarantor would, but for the operation of this SECTION 2.3 and by reason of its obligations hereunder or its obligations to other Guarantors under this SECTION 2.3, be rendered insolvent for any purpose under Applicable Insolvency Laws, each of the Guarantors hereby agrees to indemnify such Guarantor and commits to make a contribution to such Guarantor's capital in an amount at least equal to the amount necessary to prevent such Guarantor from having been rendered insolvent by reason of the incurrence of any such obligations.

                  (c) To the  extent  that  any  Guarantor  would,  but  for the operation of this SECTION 2.3, be rendered insolvent under any Applicable Insolvency Law by reason of its incurring of obligations to any other Guarantor under the foregoing SECTIONS 2.3(A) and (B), such Guarantor shall, in turn, have rights of contribution to the full extent provided in the foregoing SECTIONS 2.3(A) and (B) against the remaining Guarantors, such that all obligations of all of the Guarantors hereunder and under this SECTION 2.3 shall be allocated in a manner such that no


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         Guarantor shall be rendered  insolvent for any purpose under Applicable
         Insolvency Law by reason of its incurrence of such obligations.

                  (d) Notwithstanding any payment or payments by any of the Guarantors hereunder, or any set-off or application of funds of any of the Guarantors by the Lender, or the receipt of any amounts by the Lender with respect to any of the Guaranteed Obligations, none of the Guarantors shall be entitled to be subrogated to any of the rights of the Lender against the Borrower or the other Guarantors or against any collateral security held by the Lender for the payment of the Guaranteed Obligations, nor shall any of the Guarantors seek any reimbursement from the Borrower or any of the other Guarantors in respect of payments made by such Guarantor in connection with the Guaranteed Obligations, until all amounts owing to the Lender on account of the Guaranteed Obligations are paid in full and the Revolving Credit Commitment has been terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full or the Revolving Credit Commitment has not terminated, such amount shall be held by such Guarantor in trust for the benefit of the Lender, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Lender in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Lender, if required) to be applied against the Guaranteed Obligations, whether matured or unmatured, in the order set forth in the Loan Agreement.

         SECTION 2.4 NATURE OF GUARANTY.

                  (a) Each Guarantor agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

                           (i) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, the Loan Agreement or any other Loan Document or any other agreement, document or instrument to which the Borrower or any Subsidiary is or may become a party;

                           (ii) the absence of any action to enforce this Guaranty, the Loan Agreement or any other Loan Document or the waiver or consent by the Lender with respect to any of the provisions of this Guaranty, the Loan Agreement or any other Loan Document;

                           (iii) the existence, value or condition of, or failure to perfect any Lien against, any security for or other guaranty of the Guaranteed Obligations or any action, or the absence of any action, by the Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty); or

                           (iv) any other  action or  circumstances  which might
                  otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

         it being agreed by each Guarantor that, subject to the first sentence of SECTION 2.2, its obligations under this Guaranty shall not be discharged until the final indefeasible payment and performance, in full, of the Guaranteed Obligations.


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                  (b) Each  Guarantor  represents,  warrants and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Lender or the Borrower, whether now existing or which may arise in the future.

                  (c) Each Guarantor hereby agrees and acknowledges that the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty, and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty.

         SECTION 2.5 WAIVERS. To the extent permitted by law, each Guarantor expressly waives all of the following rights and defenses (and agrees not to take advantage of or assert any such right or defense):

                  (a) any rights it may now or in the future have under any statute, or at law or in equity, or otherwise, to compel the Lender to proceed in respect of the Obligations against the Borrower or any other Person or against any security for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, such Guarantor;

                  (b) any defense based upon the failure of the Lender to commence an action in respect of the Guaranteed Obligations against the Borrower, such Guarantor, any other guarantor or any other Person or any security for the payment and performance of the Guaranteed Obligations;

                  (c) any right to insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by such Guarantor of its obligations under, or the enforcement by the Lender of this Guaranty;

                  (d) any right of diligence, presentment, demand, protest and notice (except as specifically required herein) of whatever kind or nature with respect to any of the Guaranteed Obligations and waives, to the extent permitted by Applicable Law, the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty; and

                  (e) any and all right to notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon, or acceptance of, this Guaranty.

                  Each Guarantor agrees that any notice or directive given at any time to the Lender which is inconsistent with any of the foregoing waivers shall be null and void and may be ignored by the Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Lender has specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Loan


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         Agreement and the other Loan  Documents  and, but for this Guaranty and such waivers, the Lender would decline to enter into the Loan Agreement and the other Loan Documents.

         SECTION 2.6 MODIFICATION OF LOAN DOCUMENTS, ETC. The Lender shall not incur any liability to any Guarantor as a result of any of the following, and none of the following shall impair, limit or release this Guaranty or any of the obligations of any Guarantor under this Guaranty:

                  (a) any change or extension of the manner, place or terms of payment of, or renewal or alteration of all or any portion of, the Guaranteed Obligations;

                  (b) any action under or in respect of the Loan Agreement or the other Loan Documents in the exercise of any remedy, power or privilege contained therein or available to any of them at law, in equity or otherwise, or waiver or refrain from exercising any such remedies, powers or privileges;

                  (c) any amendment or modification, in any manner whatsoever, of the Loan Documents;

                  (d) any extension or waiver of the time for performance by any Guarantor, any other guarantor, the Borrower or any other Person, or compliance with, any term, covenant or agreement on its part to be performed or observed under a Loan Document, or waiver of such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

                  (e) the taking and holding security or Collateral for the payment of the Obligations or the sale, exchange, release, disposal of, or other dealing with, any property pledged, mortgaged or conveyed, or in which the Lender has been granted a Lien, to secure any indebtedness of any Guarantor, any other guarantor or the Borrower to the Lender;

                  (f) the release of anyone who may be liable in any manner for the payment of any amounts owed by any Guarantor, any other guarantor or the Borrower to the Lender; or

                  (g) any modification or termination of any intercreditor or subordination agreement pursuant to which claims of other creditors of any Guarantor, any other guarantor or the Borrower are subordinated to the claims of the Lender.

         SECTION 2.7 DEMAND BY THE LENDER. In addition to the terms set forth in this Article II and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations are declared to be immediately due and payable, then the Guarantors shall, upon demand in writing therefor by the Lender to the Guarantors, pay all or such portion of the outstanding Guaranteed Obligations then due and payable or declared due and payable.

         SECTION 2.8 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, the Lender may enforce against the Guarantors their respective obligations and liabilities hereunder and exercise such other rights and remedies as may be available to the Lender hereunder, under the Loan Agreement or the other Loan Documents or otherwise.


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         SECTION 2.9 BENEFITS OF GUARANTY.  The  provisions of this Guaranty are for the benefit of the Lender and its successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between the Borrower and the Lender, the obligations of the Borrower under the Loan Documents. In the event that all or any part of the Obligations are transferred, endorsed or assigned by the Lender to any Person or Persons as permitted under the Loan Agreement, any reference to a "Lender" herein shall be deemed to refer similarly and ratably to such Person or Persons.

         SECTION 2.10 TERMINATION; REINSTATEMENT.

                  (a) Subject to SECTION 2.10(C) below, this Guaranty shall remain in full force and effect until all the Guaranteed Obligations shall have been indefeasibly paid in full.

                  (b) No payment made by the Borrower, any Guarantor, or any other Person received or collected by the Lender from the Borrower, any Guarantor, or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the obligations of the Guarantors or any payment received or collected from such Guarantor in respect of the obligations of the Guarantors), remain liable for the obligations of the Guarantors up to the maximum liability of such Guarantor hereunder until the Guaranteed Obligations shall have been indefeasibly paid in full.

                  (c) Each Guarantor agrees that, if any payment made by the Borrower or any other Person applied to the Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be refunded by the Lender to the Borrower, its estate, trustee, receiver or any other Person, including, without limitation, any Guarantor, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, each Guarantor's liability hereunder (and any Lien or Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered (and if any Lien or Collateral securing such Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien or Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Guarantor in respect of the amount of such payment (or any Lien or Collateral securing such obligation).

         SECTION 2.11 PAYMENTS. Payments by the Guarantors shall be made to the Lender, to be credited and applied to the Guaranteed Obligations in accordance with the Loan Agreement, in immediately available Dollars to the account designated by the Lender.


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                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         To induce the Lender to make the Loans, each Guarantor hereby represents and warrants that:

         SECTION 3.1 EXISTENCE. Such Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization and the failure to be so qualified would have a Material Adverse Effect.

         SECTION 3.2 AUTHORIZATION OF AGREEMENT; ENFORCEABILITY. Such Guarantor has the right, power and authority to execute, deliver and perform this Guaranty and has taken all necessary corporate or other organizational action to authorize its execution, delivery and performance of this Guaranty. This Guaranty has been duly executed and delivered by the duly authorized officers of such Guarantor and this Guaranty constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

         SECTION 3.3 NO CONFLICT; CONSENTS. The execution, delivery and performance by such Guarantor of this Guaranty will not, by the passage of time, the giving of notice or otherwise, violate any material provision of any Applicable Law or contractual obligation of such Guarantor and will not result in the creation or imposition of any Lien upon or with respect to any property or revenues of such Guarantor. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty.

         SECTION 3.4 LITIGATION. No actions, suits or proceedings before any arbitrator or governmental authority are pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or against any of its properties with respect to this Guaranty or any of the transactions contemplated hereby.

         SECTION 3.5 TITLE TO ASSETS. Such Guarantor has a valid ownership or leasehold interest in any and all real property owned or occupied by it, and has good title to all of its personal property sufficient to carry on its business free of any and all Liens of any type whatsoever, except Permitted Liens.

         SECTION 3.6 SOLVENCY. As of the Closing Date (or such later date upon which such Guarantor became a party hereto), such Guarantor (i) has capital sufficient to carry on its


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business and  transactions and all business and transactions in which it engages and is able to pay its debts as they mature, (ii) owns property having a value, both at fair valuation on a going concern basis, and at present fair saleable value on a going concern basis, greater than the amount required to pay its probable liabilities (including contingencies), and (iii) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature, subject in each case to the first sentence of
SECTION 2.2.

                                   ARTICLE IV

                                  MISCELLANEOUS

         SECTION 4.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except in accordance with SECTION 9.04 of the Loan Agreement.

         SECTION 4.2 NOTICES. All notices and communications hereunder shall be given to the addresses and otherwise made in accordance with SECTION 9.06 of the Loan Agreement; provided that notices and communications to the Guarantors shall be directed to the Guarantors at the address of the Borrower set forth in
SECTION 9.06 of the Loan Agreement.

         SECTION 4.3 ENFORCEMENT EXPENSES, INDEMNIFICATION.

                  (a) Each Guarantor agrees to pay or reimburse the Lender for all its reasonable costs and expenses incurred in connection with enforcing or preserving any rights under this Guaranty and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the Lender.

                  (b) Each Guarantor agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Guaranty.

                  (c) Each Guarantor agrees to pay, and to save the Lender harmless from, any and all liabilities, obligations, losses, damages, penalties, costs and expenses in connection with actions, judgments,
         suits,  costs,   expenses  or  disbursements  of  any  kind  or  nature
         whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guaranty to the extent the Borrower would be required to do so pursuant to the Loan Agreement and/or the Collateral Agreement.

                  (d) The agreements in this SECTION 4.3 shall survive repayment of the Obligations and all other amounts payable under the Loan Agreement and the other Loan Documents.

         SECTION 4.4 GOVERNING LAW. This Guaranty shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of laws.

         SECTION 4.5 CONSENT TO JURISDICTION AND VENUE.

                  (a) Each Guarantor hereby irrevocably consents to the personal jurisdiction of all state and federal courts located in New York, New York (and any courts from which an appeal from any of such courts must or may be taken) in any action, claim or other proceeding arising out of any dispute in connection with this Agreement and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. Each Guarantor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Lender in connection with this Agreement or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, by registered or certified mail, return receipt requested, in the manner specified in SECTION 9.06 of the Loan Agreement. Nothing in this
         SECTION 4.5 shall affect the right of the Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Lender to bring any action or proceeding against any Guarantor or its properties in the courts of any other jurisdictions.

                  (b) The Guarantors hereby irrevocably waive any objection each may have now or in the future to the laying of venue in the aforesaid jurisdiction in any action, claim or other proceeding arising out of or in connection with this Guaranty, any other Loan Document or the rights and obligations of the parties hereunder or thereunder. The Guarantors irrevocably waive, in connection with such action, claim or proceeding, any plea or claim that the action, claim or proceeding has been brought in an inconvenient forum.

         SECTION 4.6 PRESERVATION OF REMEDIES, DAMAGES.

                  (a) PRESERVATION OF CERTAIN  REMEDIES.  The parties hereto and the other Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under Applicable Law or by judicial foreclosure and sale, including a proceeding to confirm the sale, (ii) all rights of self-help including peaceful occupation of property and collection of rents, set-off, and peaceful possession of property, and
         (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a dispute.

                  (b) NO PUNITIVE/EXEMPLARY DAMAGES. The Lender and each Guarantor hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan
         Document and each such Person hereby waives any right or claim to punitive or exemplary damages that it may now have or may arise in the future in connection with any dispute hereunder or under any other Loan Document, whether such dispute is resolved through arbitration or judicially.

         SECTION 4.7 WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LENDER AND EACH GUARANTOR HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, THE NOTE OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         SECTION 4.8 NO WAIVER BY COURSE OF CONDUCT, CUMULATIVE REMEDIES. The Lender shall not by any act (except by a written instrument pursuant to SECTION 4.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         SECTION 4.9 SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and shall inure to the benefit of each Guarantor (and shall bind all Persons who become bound as a Guarantor under this Guaranty), the Lender and their successors and assigns; PROVIDED that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guaranty without the prior written consent of all holders of Obligations.

         SECTION 4.10 SEVERABILITY. If any provision hereof is held by a court of competent jurisdiction to be invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lender in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 4.11 HEADINGS. The various section headings used in this Guaranty are for convenience of reference only and shall not affect the meaning or interpretation of this Guaranty or any provisions hereof.

         SECTION 4.12 COUNTERPARTS. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 4.13 SET-OFF. Each Guarantor hereby irrevocably authorizes the Lender, at any time and from time to time during the continuance of an Event of Default, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender (or any agent of the Lender) to or for the credit or the account of such Guarantor, or any part thereof, in such amounts as the Lender may elect, against and on account of the obligations and liabilities of such Guarantor to the Lender hereunder, as the Lender may elect, whether or not the Lender has made any demand for payment. The Lender shall notify such Guarantor promptly of any such set-off and the application made by the Lender of the proceeds thereof; PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section 4.13 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

         SECTION 4.14 INTEGRATION. This Guaranty and the other Loan Documents represent the agreement of the Guarantors and the Lender with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

         SECTION 4.15 ACKNOWLEDGEMENTS. Each Guarantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Guaranty and the other Loan Documents to which it is a party;

                  (b) the Lender as such has no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guaranty or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Lender as such, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lender or among the Guarantors and the Lender.

         SECTION 4.16 RELEASES. At such time as the Guaranteed Obligations shall have been indefeasibly paid in full, this Guaranty and all obligations (other than those expressly stated to survive such termination) of the Guarantors hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.

         SECTION 4.17 ADDITIONAL GUARANTORS. Each direct or indirect Domestic Subsidiary of the Borrower that is required to become a party to this Guaranty pursuant to Section 5.11 of the Loan Agreement shall become a Guarantor for all purposes of this Guaranty upon execution and delivery by such Domestic Subsidiary of a joinder or supplement in form and substance satisfactory to the Lender.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, each of the Guarantors has executed and delivered this Guaranty by its duly authorized officer, all as of the date first set forth above.


                                       TALON INTERNATIONAL, INC.,
                                       a Delaware corporation

                                       By:  /s/ Lonnie D. Schnell
                                           -------------------------------------
                                            Name:  Lonnie D. Schnell
                                            Title: Chief Financial Officer


                                       TAG-IT, INC.,
                                       a California corporation

                                       By:  /s/ Lonnie D. Schnell
                                           -------------------------------------
                                            Name:  Lonnie D. Schnell
                                            Title: Chief Financial Officer


                                       A.G.S. STATIONARY,  INC., a
                                       California corporation

                                       By:  /s/ Lonnie D. Schnell
                                           -------------------------------------
                                            Name:  Lonnie D. Schnell
                                            Title: Chief Financial Officer


                                       TAG-IT PACIFIC LIMITED,
                                       a Hong Kong corporation

                                       By:  /s/ Lonnie D. Schnell
                                           -------------------------------------
                                            Name:  Lonnie D. Schnell
                                            Title: Chief Financial Officer


                                       TAG-IT PACIFIC (HK) LTD.,
                                       a British Virgin Islands corporation

                                       By:  /s/ Lonnie D. Schnell
                                           -------------------------------------
                                            Name:  Lonnie D. Schnell
                                            Title: Chief Financial Officer

                                       TAG IT de MEXICO, S.A. de C.V.

                                       By:  /s/ Lonnie D. Schnell
                                           -------------------------------------
                                            Name:  Lonnie D. Schnell
                                            Title: Chief Financial Officer


                                       TALON ZIPPER (SHENZHEN) COMPANY, LTD.,
                                       a Chinese corporation

                                       By:  /s/ Lonnie D. Schnell
                                           -------------------------------------
                                            Name:  Lonnie D. Schnell
                                            Title: Chief Financial Officer


                                       TALON INTERNATIONAL PVT. LTD.,
                                       an Indian corporation

                                       By:  /s/ Lonnie D. Schnell
                                           -------------------------------------
                                            Name:  Lonnie D. Schnell
                                            Title: Chief Financial Officer